UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 29, 2025
 REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
16600 Swingley Ridge Road, Chesterfield, Missouri 63017
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (636) 736-7000

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange
7.125% Fixed Rate Reset Subordinated Debentures due 2052	RZC	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.
On July 31, 2025, Reinsurance Group of America, Incorporated (the “Company”) issued (1) a press release (the “Earnings Release”) announcing its earnings for the three-month period ended June 30, 2025, and providing certain additional information, a copy of which is furnished as Exhibit 99.1 and is incorporated herein by reference and (2) a quarterly financial supplement for the quarter ended June 30, 2025, a copy of which is furnished as Exhibit 99.2 and is incorporated herein by reference. The Earnings Release also notes that a conference call will be held on August 1, 2025 to discuss the financial and operating results for the three-month period ended June 30, 2025 (the “Earnings Call”).

Item 7.01	Regulation FD Disclosure.
On July 31, 2025, the Company issued a press release (the “Transaction Press Release”) announcing that RGA Reinsurance Company (“RGA Re”), a subsidiary of the Company, has entered into coinsurance and modified coinsurance agreements (the “Reinsurance Agreements”) with subsidiaries of Equitable Holdings, Inc. (collectively, the “Counterparty”), as contemplated by the previously announced master transaction agreement executed by RGA Re and the Counterparty in February 2025. Under the Reinsurance Agreements the Counterparty has ceded to RGA Re a 75% quota share of the Counterparty’s in-force individual life insurance liabilities, consisting of approximately $32 billion of a diversified mix of life insurance products. A copy of the Transaction Press Release is furnished as Exhibit 99.3 and is incorporated herein by reference.
In connection with the Earnings Call, the Company has prepared a presentation, dated July 31, 2025 (the “Earnings Presentation”), a copy of which is furnished as Exhibit 99.4 and incorporated herein by reference. The Earnings Release announced that effective July 29, 2025 the Company’s board of directors declared a regular quarterly dividend of $0.93, payable August 26, 2025 to shareholders of record as of August 12, 2025.
The information set forth in Exhibits 99.1, 99.2, 99.3 and 99.4 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed”, as described in Instruction B.2 of Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance, and growth potential of Reinsurance Group of America, Incorporated (the “Company”), and future developments associated with the previously announced transaction relating to the master transaction agreement that a Company subsidiary entered into with subsidiaries of Equitable Holdings, Inc, pursuant to which on July 31, 2025 such Company subsidiary entered into coinsurance and modified coinsurance agreements with those counterparties (the “Reinsurance Transaction”). Forward-looking statements often contain words and phrases such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “if,” “intend,” “likely,” “may,” “plan,” “potential,” “pro forma,” “project,” “should,” “will,” “would,” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. Forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.
Factors that could also cause results or events to differ, possibly materially, from those expressed or implied by forward-looking statements, include, among others: (1) adverse changes in mortality, morbidity, lapsation, or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital, and cost of capital, (4) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in the market value of assets subject to the Company’s collateral arrangements, (7) action by regulators that have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (10) the impairment of other financial institutions and its effect on the Company’s business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (14) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers, and others, (18) financial performance of the Company’s clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, pandemics, epidemics, or other major public health issues anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors’ responses to the Company’s initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company’s entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company’s telecommunication, information technology, or other operational systems, or the Company’s failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse developments with respect to litigation, arbitration, or regulatory investigations or actions, (26) the adequacy of reserves, resources, and accurate information relating to settlements, awards, and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, (28) the Company’s ability to achieve the expected benefits of the Reinsurance Transaction, and (29) other risks and uncertainties described in this document and in the Company’s filings with the Securities and Exchange Commission (“SEC”).
Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company’s business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company’s situation may change in the future, except as required under applicable securities law. For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as may be supplemented by Item 1A – “Risk Factors” in the Company’s subsequent Quarterly Reports on Form 10-Q and in our other periodic and current reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release of Reinsurance Group of America, Incorporated dated July 31, 2025 (Earnings Release)

99.2	Quarterly Financial Supplement for the quarter ended June 30, 2025

99.3	Press Release of Reinsurance Group of America, Incorporated dated July 31, 2025 (Transaction Press Release)

99.4	Earnings Presentation dated July 31, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: July 31, 2025	By:	/s/ Axel André
Axel André
Executive Vice President and Chief Financial Officer